SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                  FILED BY THE REGISTRANT  / X /
                                            ---

                  FILED BY A PARTY OTHER THAN THE REGISTRANT  /   /
                                                               ---
                  CHECK THE APPROPRIATE BOX:



/   / PRELIMINARY PROXY STATEMENT
 ---
/ X / DEFINITIVE PROXY STATEMENT
 ---
/   / DEFINITIVE ADDITIONAL MATERIALS
 ---
/   / SOLICITING MATERIAL PURSUANT TO SS.240.14A-11(C) OR SS.240.14A-12
 ---

                        BPI PACKAGING TECHONOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)


                  Payment of Filing Fee (Check the appropriate box):

/ X / $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II),  14A-6(I)(1),  OR 14A-6(J)(2).
 ---
/   / $500 PER EACH PARTY TO THE  CONTROVERSY   PURSUANT TO  EXCHANGE ACT  RULE
 ---  14A-6(I)(3).

/   / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.
 ---

(1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

- --------------------------------------------------------------------------------

(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

- --------------------------------------------------------------------------------

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:*

- --------------------------------------------------------------------------------

(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

- --------------------------------------------------------------------------------

* SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.



/   /  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED  BY  EXCHANGE  ACT
 --- RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

- --------------------------------------------------------------------------------

(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

- --------------------------------------------------------------------------------

(3)  FILING PARTY:

- --------------------------------------------------------------------------------

(4)  DATE FILED:

- --------------------------------------------------------------------------------





                        BPI PACKAGING TECHNOLOGIES, INC.

                               455 SOMERSET AVENUE
                          DIGHTON, MASSACHUSETTS 02764

                               ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ---------------
TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BPI PACKAGING TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held on September 17, 1996 at 10:00 a.m. at The Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, 02780 for the following purposes:

    1. To elect two (2) members of the Company's Board of Directors for a three-year term.

    2. To approve the Company's 1996 Stock Option Plan, under which 1,000,000 shares of the Company's common stock, $.01 par value per share have been reserved for issuance.

    3. To ratify and confirm the appointment of Price Waterhouse LLP as the Company's independent accountants for the Company for the fiscal year ending February 28, 1997.

    4. To consider and act upon any matters  incidental to the foregoing and any
       other   matters  that  may  properly  come  before  the  meeting  or  any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on July 26, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

    We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the meeting. A postage-paid envelope, addressed to American Stock Transfer & Trust Company, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

                                            By Order of the Board of Directors

                                            NEIL H. ARONSON
                                            Assistant Secretary

Dighton, Massachusetts
August 20, 1996





                     BPI PACKAGING TECHNOLOGIES, INC.

                            455 SOMERSET AVENUE
                       DIGHTON, MASSACHUSETTS 02764
                              AUGUST 20, 1996

                              ---------------

                              PROXY STATEMENT

                              ---------------

    The enclosed proxy is solicited by the Board of Directors of BPI PACKAGING TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at The Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, 02780 at 10:00 a.m. on September 17, 1996, and at any adjournment or adjournments thereof.

    Stockholders of record at the close of business on July 26, 1996 will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date, 13,445,259 shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") were issued and outstanding. There were also 372,146 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") issued and outstanding on July 26, 1996 (collectively, the Common Stock and Series A Preferred Stock are referred to as the "Voting Securities"). Each share of Common Stock and Series A Preferred Stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the meeting.

    The presence of the holders of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock voting as a single class, entitled to vote at the meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the meeting.

    The election of directors will be determined by a plurality of the votes cast. The other proposals to be voted upon by the stockholders of the Company require the votes of a majority of the Voting Securities present at the meeting for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder has not received timely instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    THE DIRECTORS, AND OFFICERS OF THE COMPANY AS A GROUP OWN OR MAY BE DEEMED TO CONTROL 2,532,159 SHARES OF COMMON STOCK, CONSTITUTING APPROXIMATELY 18.3% OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES A PREFERRED STOCK, VOTING AS A SINGLE CLASS, OF THE COMPANY. EACH OF THE DIRECTORS, NOMINATED DIRECTORS AND OFFICERS HAS INDICATED HIS OR HER INTENT TO VOTE ALL SHARES OF VOTING SECURITIES OWNED BY HIM OR HER IN FAVOR OF EACH ITEM SET FORTH HEREIN.

    Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. A proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the meeting, or by giving the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the meeting and voting in person. The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election as directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

    The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.





    The Company is providing to each stockholder entitled to vote at this meeting, simultaneously with the mailing of this proxy, without charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended February 24, 1996 (the "Form 10-K").

    This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about August 20, 1996.


                              PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation and Bylaws, as amended, provide that the members of the Board of Directors are to be classified as nearly as possible into three classes, each with, as nearly as possible, one-third of the members of the Board of Directors. The classified Board is designed to assure continuity and stability in the Board of Directors' leadership and policies. The Board of Directors also believes that the classified Board assists the Board of Directors in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company. Dennis N. Caulfield and Ivan J. Hughes are classified as Class I directors and have been elected to serve a three year term, expiring at the Company's 1998 Annual Meeting of stockholders, David N. Laux and C. Jill Beresford are classified as Class II directors and have been elected to serve until the 1997 Annual Meeting. Ronald V. Caulfield and Gregory
M. Davall are classified as Class III directors and will be nominated at this meeting to serve as directors until the 1999 Annual Meeting. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at that meeting are elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected by the Company's stockholders. Directors that are chosen to fill vacancies on the classified Board shall hold office until the next election of the class for which those directors were chosen, and until their successors are duly elected by the stockholders. Officers are elected by and serve at the discretion of the Board of Directors, subject to their employment contracts.

    Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Class III director, or for all Class III directors, will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of Messrs. Ronald V. Caulfield and Gregory M. Davall as Class III directors, each to serve until the 1999 Annual Meeting. The Board of Directors knows of no reason why either such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Class III directors at a lesser number.

    The following table sets forth the ages of and positions and offices presently held by each nominee Class III director and the directors of the Company, as well as the date each individual was first elected a director. For information about ownership of the Company's Voting Securities by each nominee Class III director and director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."


                                                                                        CLASS
                                    DATE                                               TO WHICH
                                   FIRST                                              NOMINEE OR
                                   BECAME            POSITIONS AND OFFICES             DIRECTOR
          NAME              AGE   DIRECTOR              WITH THE COMPANY               BELONGS
          ----              ---   --------           ---------------------             -------
Dennis N. Caulfield ....    57    04/24/89   Chairman of the Board of Directors           I
                                              and Chief Executive Officer
C. Jill Beresford ......    42    04/24/89   President, Chief Operating Officer,         II
                                              Treasurer and Director
Gregory M. Davall* .....    46    02/25/94   Vice President of Manufacturing            III
                                              and Director
Ronald V. Caulfield* ...    54    06/20/94   President and Chief Executive Officer --   III
                                              RC America, Inc. and Director
David N. Laux ..........    68    01/01/93   Director                                    II
Ivan J. Hughes .........    67    05/25/96   Director                                     I

- ----------
*  Nominees for election at this meeting.

                                      2



COMPLIANCE WITH SECTION 16(A)

    Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock or Series A Preferred Stock, to file initial reports of ownership on Form 3, reports of changes in ownership on Form 4 and annual statements of changes in beneficial ownership on Form 5 with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which the Company's securities are registered. Executive officers, directors and greater than 10 percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10 percent (10%) beneficial owners have been complied with during the fiscal year ended February 24, 1996 ("Fiscal 1996").

COMMITTEES OF THE BOARD -- BOARD MEETINGS

    The Board of Directors established both an Audit Committee and a Compensation Committee on December 31, 1992. David N. Laux and Ivan J. Hughes are the members of the Audit Committee. The purposes of the Audit Committee are to: (i) review the Company's financial results and recommend the selection of the Company's independent auditors; (ii) review the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls; and (iii) review the scope of independent audit coverage, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest, and internal control systems. The Audit Committee met once during Fiscal 1996.

    The Compensation Committee consists of the Company's two outside directors, David N. Laux and Ivan J. Hughes. The Compensation Committee was established to set and administer the policies which govern annual compensation for the
Company's  executives.   Following  review  and  approval  by  the  Compensation
Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The
Compensation Committee negotiates and approves compensation arrangements for officers, employees, consultants and directors of the Company, including, but not limited to, the grant of options of the Company's Common Stock pursuant to the Company's 1990 and 1993 Stock Option Plans or other plans which may be established. The Compensation Committee meet once during Fiscal 1996.

    The Company does not have a standing nominating committee or a committee performing similar functions.

    The Board of Directors met three (3) times during Fiscal 1996 and also met informally on a number of occasions, voting on corporate actions by written consent. All of the Company's directors attended all of the meetings of the Board of Directors in Fiscal 1996 during the period for which they were directors and/or served on the Audit and Compensation Committees.

    Dennis N. Caulfield, the Company's Chairman and Chief Executive Officer, and Ronald V. Caulfield, President and Chief Executive Officer of RC America, Inc. a subsidiary of the Company and a director of the Company, are brothers. In addition, C. Jill Beresford, the Company's President, Chief Operating Officer, Treasurer and a director, and Gregory M. Davall, the Company's Vice President of Manufacturing and a director, are spouses. With the exception of the foregoing, no director or executive officer is related by blood, marriage or adoption to any other director or executive officer of the Company.

BACKGROUND

    The principal occupations during the past five years of each of the Company's directors and nominees are as follows:

    DENNIS N. CAULFIELD. Mr. Caulfield has been Chairman of the Board of Directors and Chief Executive Officer of the Company since May 1990 and has been a director of the Company since March 1989. Mr. Caulfield served as President of the Company from May 1990 through July 1996. From March 1989 to March 1990, Mr. Caulfield provided consulting services to the Company. From 1984 to 1988, he

                                    3





was Chairman of the Board of Directors and Chief Executive Officer of Northeast Precision Feed Screw, Inc., a manufacturer of plastics processing equipment. Mr. Caulfield was Chairman and Chief Executive Officer of Synthetic Materials Corporation, a processor of thermoplastics, from 1979 to 1984. Mr. Caulfield received a Bachelor of Arts degree in Political Science and a Master of Arts degree in Economics from the University of Connecticut.

    Mr. Caulfield is the brother of Ronald V. Caulfield, the Chief Executive Officer and President of RC America, Inc. and a director of the Company.

    C. JILL BERESFORD. Ms. Beresford has been President and Chief Operating Officer of the Company since July 1996, Treasurer of the Company since May 1990 and a director of the Company since March 1989. Ms. Beresford was Vice President of Marketing of the Company from May 1990 through July 1996. From 1987 to 1989, Ms. Beresford was President of CJB Communications, a communications consulting firm involved in marketing, advertising and public relations. From 1982 to 1987, Ms. Beresford was a Vice President of Grey Canada, a marketing and communications firm, with responsibility for marketing, advertising, and public relations programs for Grey Canada's clients. Since 1984, Ms. Beresford has been a director of Beresford-Canada. Ms. Beresford attended the University of Guelph, Ontario, Canada and received a Masters in Business Administration from Boston University. Ms. Beresford is a 100% shareholder of Beresford-Canada. Ms. Beresford is the wife of Gregory M. Davall, the Company's Vice President of Manufacturing and a director of the Company.

    GREGORY M. DAVALL. Mr. Davall has been the Company's Vice President of Manufacturing since May 1992, and has been a director of the Company since February 1994. Mr. Davall has 14 years' experience in manufacturing and process engineering. From 1986 through April 1992, Mr. Davall was employed in various capacities, including Vice President of Manufacturing and Director of Operation, at Pacific Scientific, Inc., a manufacturer of factory and office automation equipment. From 1978 to 1986, Mr. Davall served in various engineering capacities at Martin Marietta Energy Systems. Mr. Davall received a Bachelor of Science degree in Mechanical Engineering from Bucknell University, where he also engaged in postgraduate studies in mechanical engineering and received a Masters in Business Administration from Boston University. Mr. Davall is the husband of
C. Jill Beresford, the Company's President, Treasurer and one of its directors.

    RONALD V. CAULFIELD. Mr. Caulfield has served as a director of the Company since June 1994. Mr. Caulfield has been the Chief Executive Officer and President of RC America, Inc. since November 1992. From March 1989 to October 1992, Mr. Caulfield was the Vice President of Purchasing for F&F Merchandising Company, a privately owned wholesale company, where he was principally responsible for negotiating the purchase of nationally advertised brand name close outs direct from the manufacturer. From February 1988 to March 1989, he was the Executive Vice President of Mars Stores, Inc., a publicly held retail discount store company. In this capacity, Mr. Caulfield was responsible for establishing and achieving business plans for all buying, marketing and store operations activities. From 1971 to 1988, Mr. Caulfield was employed in various capacities at Caldor, Inc., a publicly owned discount store company, serving lastly as the Vice President, Divisional Merchandise Manager and as a member of the Operating Committee. Mr. Caulfield attended the University of Connecticut. Mr. Caulfield is the brother of Dennis N. Caulfield, the Company's Chief Executive Officer and Chairman of the Board of Directors.

    DAVID N. LAUX. Mr. Laux has served as a director of the Company since January 1993. Since 1990, Mr. Laux has been President of the USA-ROC Economic Council, a private non-profit association which promotes business relations between the United States and Taiwan. From 1986 to 1990, Mr. Laux was Chairman and Managing Director of the American Institute of Taiwan, a non-profit corporation under contract to the United States Department of State to manage commercial, cultural and other relations between the United States and Taiwan. From 1982 to 1986, Mr. Laux was director of Asian Affairs for the National Security Council in the White House and prior to that held appointments at the Department of Commerce, the Department of Treasury and other United States government agencies, primarily in Asian affairs. Mr. Laux is a Trustee of the ROC Taiwan Fund. Mr. Laux received his Bachelor of Arts from Amherst College and his Master in Business Administration from The American University in Washington, D.C. In addition, he has done graduate work at the University of California at Berkeley and Georgetown University. Mr. Laux is also a graduate of the Advanced Management Program at Harvard Business School.


                                    4



    IVAN J. HUGHES. Mr. Hughes has served as a director of the Company since May 1996. Since 1991, Mr. Hughes has been the President of the Plastic
Division of Duro Bag Manufacturing Company ("Duro Bag"), a privately held company which manufactures grocery bags, shopping and specialty bags as well as plastic bags for the food and retail industry. Mr. Hughes has been employed by Duro Bag in various positions for the past 32 years. Mr. Hughes received a Bachelor of Science Degree in Mechanical Engineering at Lafayette College and completed his graduate studies at Columbia University.

EXECUTIVE OFFICERS

    The executive officers of the Company, their ages and positions held in the Company are as follows:



         NAME              AGE                      POSITION
         ----              ---                      --------
Dennis N. Caulfield ...    57   Chairman of the Board of Directors and Chief
                                  Executive Officer
C. Jill Beresford .....    42   President, Chief Operating Officer, Treasurer,
                                  and Director
James F. Koehlinger ...    59   Chief Financial Officer
Alex F. Vaicunas ......    68   Vice President of Sales
Gregory M. Davall .....    39   Vice President of Manufacturing and Director

    The following is a brief summary of the background of each executive officer of the Company other than Mr. Caulfield, Ms. Beresford and Mr. Davall, whose backgrounds are summarized above.

    JAMES F. KOEHLINGER. Mr. Koehlinger is a certified public accountant and has been Chief Financial Officer of the Company since February 1988. Commencing May 1993, Mr. Koehlinger began working on a part time basis as the Company's Chief Financial Officer. From 1983 to 1988, Mr. Koehlinger was a principal in Boston Financial Resources, a financial management consulting firm, and a part-time Chief Financial Officer for several small companies. Mr. Koehlinger was a Group Controller for Digital Equipment Corp., and from 1973 to 1976 he was controller for Rust Craft Greeting Cards. From 1965 to 1973 he was General Manager of Greg Press and was involved in the merger of that company with ITT. From 1959 to 1965 he was a manager and senior accountant with Main Hurdman & Company and Price
Waterhouse. Mr. Koehlinger received a Bachelor of Science degree from Indiana University and a Masters Business Administration degree from Clark University.

    ALEX F. VAICUNAS. Mr. Vaicunas has been the Company's Vice President of Sales since 1988. From 1985 to 1987, he was Vice President of Sales and a consultant to Surrey Industries, Inc., a manufacturer whose business was acquired by the Company in 1988. From 1973 to 1985, Mr. Vaicunas was Sales Manager in the flexible film packaging markets for the Plastic Products Group of Union Camp Corporation. Mr. Vaicunas previously held senior sales management positions at Northern Petro Chemical and Philips Petroleum Corporation and has over 30 years of experience in the marketing and sales of flexible film packaging.

SIGNIFICANT EMPLOYEES

    The Company also employs the following significant employees:


        NAME             AGE                      POSITION
        ----             ---                      --------
Jeffrey C. Bekos ....... 36       Business Development Manager of Market
                                     Media, Inc.
Steven J. Fabrizio ..... 48       General Sales Manager
Tracy L. McGrath ....... 31       Marketing Manager
Richard H. Nurse, Ph.D.  51       Vice President of Technical Development
Edward Rossi ........... 46       Controller
Paul A. Wallace, III ... 54       National Sales Manager
Richard M. Wile ........ 53       Field Service Manager

                                5



    JEFFREY C. BEKOS. Mr. Bekos has been Business Development Manager of Market Media, Inc. ("Market Media") since November 1995. Prior to joining Market Media, Mr. Bekos was Vice President of Country Breads, Inc., a European bread baking company. From 1990 to 1994, Mr. Bekos was Project Manager for Johanna Dairies, a division of John Labatt, Ltd. dairy group, a publicly held Canadian corporation. From 1985 to 1990, Mr. Bekos was National Sales Manager for Bollinger Champagne, a unit of WhitBread North America, a privately held British corporation. Mr. Bekos received a Bachelor' of Science degree in Business Administration and Industrial Engineering from the University of Wisconsin.

    STEVEN J. FABRIZIO. Mr. Fabrizio has been the Company's General Sales Manager since November 1995. From 1994 to 1995, Mr. Fabrizio was a broker/consultant in the flexible film industry. From 1990 to 1994, Mr. Fabrizio was the General Sales Manager, Eastern Region, for Gaylord Bag, a publicly held company that manufactures kraft paper and paper packaging. From 1986 to 1990, Mr. Fabrizio was Regional Sales Manager for the southwest region for Stone Container Corporation, a vertically integrated manufacturer of paper packaging. Mr. Fabrizio received a Bachelor of Arts degree in psychology graduated from Hawthorne College.

    TRACY L. MCGRATH. Ms. McGrath has been the Company's Marketing Manager since November 1993. From 1988 to 1993, Ms. McGrath was employed at WFSB TV/3 in Hartford, Connecticut, first as Promotion Coordinator, then as Sales Service Coordinator, and then as a Research Assistant. Ms. McGrath has a Bachelor of Science degree in Communications from Eastern Connecticut State University.

    RICHARD H. NURSE, PH.D. Dr. Nurse has been the Company's Vice President of Technical Development since January 1995. Since 1989, Dr. Nurse has been an independent consultant to the plastics industry. From 1987 to 1988, Dr. Nurse was the Director of Research and Development for Cookson Performance Plastics, a plastics additive manufacturer. From 1985 to 1987, Dr. Nurse was a Technical Manager for Nortech Company, a plastics additive manufacturer. From 1979 to 1985, Dr. Nurse was the Manager of Technical Service and Applications Development for American Hoechst Corp., a plastics resin manufacturer. Dr. Nurse received a Ph.D. degree in Polymer Technology from the University of Manchester Institute of Science and Technology in England and a Bachelor of Science degree in Chemical and Plastics Technology from the Polytechnic of South Bank in England.

    EDWARD ROSSI. Mr. Rossi is a certified public accountant and has been the Controller of the Company since January 1995. From 1988 to 1994, Mr. Rossi was the Corporate Controller for Sentinel Products Corp., a private corporation that manufactures crosslinked polyethylene foam and rubber products. From 1981 to 1988, Mr. Rossi was Controller for Seltel, Inc., a television advertising representative firm. Mr. Rossi worked for Gulf & Western Industries, Inc. (now Paramount Communications) from 1977 to 1981, first as an Internal Audit Supervisor and then as Division Controller for an export sales division. From 1972 to 1976, Mr. Rossi worked for Coopers & Lybrand as a supervisor and senior accountant. Mr. Rossi received a Bachelor of Science degree from Rider University.

    PAUL A. WALLACE, III. Mr. Wallace has been the Company's National Sales Representative since June 1995. From 1990 to 1995, Mr. Wallace was a Senior Account Representative, High Density Film Products Division, Convenience Store Group for Sonoco Products Company. From 1985 to 1990, Mr. Wallace held other sales positions in the Sonoco Products Company Convenience Store Group. From 1984 to 1985, Mr. Wallace worked as a Retail Sales Representative for E.R. Squibb & Sons, where he was responsible for selling pharmaceutical products to doctors and hospitals. From 1982 to 1983, Mr. Wallace was employed by Geer Drug Company as a Sales Representative, where he was responsible for selling pharmaceutical and over-the-counter products to pharmacy chains and independent drugstores. Mr. Wallace received a Bachelor of Arts degree from the University of South Carolina.

    RICHARD M. WILE. Mr. Wile has been the Company's field service manager since June 1991. From 1989 to 1991, Mr. Wile was the Company's logistics and special products manager. From 1984 to 1989, Mr. Wile was a Distribution Center Manager for Honeywell Bull's national distribution operation. Mr. Wile received a Bachelor of Science degree in Transportation from Syracuse University.

                                   6



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In November 1990, the Company loaned $132,197 to Dennis N. Caulfield, its Chairman. The note was amended in June 1996 and is now payable on or before the end of the fiscal year ending February 28, 1997. Effective at the beginning of Fiscal 1996, the note accrues interest at the rate equal to the interest rate charged on the Company's revolving line of credit with Citizens Savings Bank. The balance of the loan as of February 23, 1996 was approximately $362,649, which included interest on the loan and additional advances of $27,096 received by Mr. Caulfield in the past year. Mr. Caulfield has agreed to apply any bonus payments received under the Company's executive bonus plan (the "Bonus Plan") to reduce the amounts outstanding under the loan.

    Ivan J. Hughes, a director of the Company, is the President of Duro Bag. In Fiscal 1996, sales to Duro Bag accounted for approximately ten percent (10%) of the Company's sales.

    Effective February 26, 1994, Ronald V. Caulfield exchanged his 49,500 shares of Common Stock of RC America for 200,000 shares of the Company's Common Stock, pursuant to the terms of a Stock Exchange Agreement by and between the Company and Ronald Caulfield (the "Exchange Agreement"). The Exchange Agreement also provides for the issuance to Ronald Caulfield of up to an additional 100,000 shares of the Company's Common Stock over a five (5) year period based on RC America attaining certain levels of pre-tax earnings. As a result of RC America's earnings for the fiscal year ended February 28, 1995 and Fiscal 1996, 17,400 and 2,550 shares, respectively, of the 100,000 shares of Common Stock were issued to Mr. Ronald Caulfield. The Exchange Agreement contains demand and piggy-back registration rights for the shares of the Company's Common Stock.

                 BENEFICIAL OWNERSHIP OF VOTING SECURITIES

    The following table sets forth, as of July 26, 1996, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially 5% or more of the Company's Common Stock or Series A Preferred Stock, (ii) each of the Company's directors, and (iii) all directors and officers as a group ("Beneficial Owners"). Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                NAME AND ADDRESS          NUMBER OF SHARES       PERCENTAGE
              OF BENEFICIAL OWNER        BENEFICIALLY OWNED    OF CLASS(1)(2)
             --------------------       -------------------    --------------
Dennis N. Caulfield(3)(4)(5) ........        1,238,198              8.9%

C. Jill Beresford(3)(6)(7)(8) .......        1,494,135             10.6%

Gregory M. Davall(3)(7)(9) ..........           80,234               *

Ronald V. Caulfield(10) .............          219,950              1.6%
  741 Boston Post Road, Suite 101
  Guilford, Connecticut 06437

David N. Laux(11) ...................           10,500                *
  1726 M Street, N.W., Suite 601
  Washington, DC 20036

Ivan J. Hughes(12) ..................            7,500                *

All Officers and Directors as a Group
  (8 persons)(2)(4)(5)(6)
  (7)(8)(9)(10)(11)(12)(13)(14) .....        3,202,762             22.2%

- ------------
 *    Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. This table reflects the ownership of all shares of Common Stock and the Series A Preferred Stock voting as a single class, since each is entitled to one vote per share.

                                   7


 (2) Except as otherwise noted, the table does not give effect to the issuance of an aggregate of 2,968,535 shares of Common Stock issuable upon the exercise, conversion or issuance of (i) Series B Convertible Preferred Stock for an aggregate of 146,695 shares of Common Stock; (ii) exercise of warrants issued to an individual and principals of the placement agent in the Company's Regulation S offerings for an aggregate of 21,000 shares of Common Stock; (iii) warrants issued to consultants for business consulting services for an aggregate of 200,000 shares of Common Stock; (iv) 933,750 options granted or available for grant under the Company's 1990 and 1993 Stock Option Plans; (v) up to 80,050 additional shares issuable in connection with the acquisition of the interest of a minority shareholder of RC America, Inc. and (vi) 1,587,040 shares of Common Stock issuable upon the exercise of the Class B Redeemable Common Stock Purchase Warrants issued in the Company's third public offering in October 1992, subject to antidilution adjustments.

 (3) These individuals may be reached at the Company's headquarters located at 455 Somerset Avenue, North Dighton, Massachusetts 02764.

 (4) Consists of all shares of the Company held by Kingsley Associates, Ltd. ("Kingsley"). Mr. Caulfield owns 50% of the shares of Kingsley and the remaining 50% interest in Kingsley is held by trusts for the benefit of Mr. Caulfield's children, in which Mr. Caulfield disclaims any beneficial interest. Mr. Caulfield may be deemed to be a "parent" and "promoter" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission.

 (5) Includes 198,922 vested shares of Common Stock issuable upon the exercise of an option to purchase 265,230 shares of Common Stock at a price of $4.00 per share at any time prior to the expiration date which is June 30, 2003. Effective March 1, 1996, the exercise price of this option was repriced from $6.625 to $4.00.

 (6) Includes 1,221,822 shares of Common Stock and 146,695 shares of Series B Convertible Preferred Stock but excludes 18,337 shares of Series C Redeemable Preferred Stock owned by Beresford- Canada. C. Jill Beresford owns 100% of the outstanding voting stock of Beresford-Canada. Ms. Beresford may be deemed to be a "parent" and "promoter" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission.

 (7) Includes 3,200 shares of Common Stock held jointly by Ms. Beresford and Mr. Davall.

 (8) Includes 122,418 shares of Common Stock issuable upon the exercise of an option to purchase 163,224 shares of Common Stock at a price of $4.00 per share at any time prior to the expiration date which is June 30, 2003. Effective March 1, 1996, the exercise price of this option was repriced from $6.625 to $4.00.

 (9) Includes: (i) 12,000 shares issuable upon the exercise of an option at a price of $4.00 per share at any time prior to the expiration date which is June 15, 2002; and (ii) 65,034 vested shares of Common Stock issuable upon the exercise of an option to purchase 86,713 shares of Common Stock at a price of $4.00 per share at any time prior to June 30, 2003. Effective March 1, 1996, the exercise price of these options were repriced from $6.25 and $6.625, respectively, to $4.00.

 (10) Excludes up to 80,050  shares of Common Stock that may be issued to Ronald
      V. Caulfield pursuant to the terms of on Exchange Agreement between him and the Company. See "CERTAIN TRANSACTIONS."

(11) Includes 7,500 shares of Common Stock issuable upon exercise of an option at a purchase price of $4.00 per share through June 9, 2002.

(12) Includes 7,500 shares of Common Stock issuable upon exercise of an option at a purchase price of $2.38 per share through March 24, 2006.

(13) Includes the following holdings of Mr. Vaicunas: (i) 47,911 shares of Common Stock; (ii) 8,000 shares of Common Stock issuable upon exercise of an option at a price of $3.00 per share any time prior to the expiration date which is August 2, 2000; (iii) 12,000 shares issuable upon the exercise of an option at a price of $3.88 per share at any time prior to the expiration date which is July 8,

                                   8




      2001; (iv) 10,000 shares issuable upon the exercise of an option at a price of $4.00 per share at any time prior to the expiration date which is June 15, 2002; and (v) 65,034 vested shares issuable upon the exercise of an option to purchase 86,713 shares of Common Stock at a price of $4.00 per share at any time prior to the expiration date which is June 30, 2003. Effective March 1, 1996, the exercise prices of the options listed in (iv) and (v) were repriced from $6.25 and $6.625, respectively, to $4.00.

 (14) Includes the following holdings of Mr. Koehlinger: (i) 5,000 shares issuable upon the exercise of an option at a price of $3.88 per share at any time prior to the expiration date which is July 8, 2001; and (ii) 7,500 shares issuable upon the exercise of an option at a price of $4.00 per share at any time prior to the expiration date which is June 15, 2002. Effective March 1, 1996, the exercise price of the option listed in (ii) was repriced from $6.625 to $4.00.



EXECUTIVE OFFICERS' COMPENSATION

    The following tables set forth the compensation paid to the Company's Chief Executive Officer and the four most highly compensated executive officers, with respect to services rendered to the Company during the fiscal years ended February 24, 1996, February 24, 1995 and February 25, 1994 ("Fiscal Years 1994-1996").

                        SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                             ANNUAL COMPENSATION                                           AWARDS
                             -------------------                                          --------
                    (A)                         (B)        (C)          (D)          (G)           (I)
                   ----                         ---        ---          ---          ---           ---
                                                                                 SECURITIES
                                               FISCAL                            UNDERLYING     ALL OTHER
        NAME AND PRINCIPAL POSITION             YEAR    SALARY(1)   BONUS(2)     OPTIONS(#)   COMPENSATION
        ---------------------------            ------   --------    -------      ----------   ------------
Dennis N. Caulfield .........................   1996     $320,000     $      0     265,320     $36,174(3)
 Chairman of the Board  and Chief               1995     $320,000     $      0     265,320     $35,472(3)
 Executive Officer                              1994     $275,000     $      0     265,230     $ 3,316(3)

C. Jill Beresford ...........................   1996     $180,000     $      0     163,224     $13,989(4)
 President, Chief Operating Officer, and        1995     $180,000     $      0     163,224     $ 3,108(4)
 Treasurer and Director                         1994     $167,423     $      0     163,224     $   200(4)

Alex F. Vaicunas ............................   1996     $125,000     $      0      86,713     $   780(5)
 Vice President of Sales                        1995     $125,000     $      0      86,713     $   780(5)
                                                1994     $108,673     $      0      86,713     $     0
James F. Koehlinger .........................   1996     $135,300     $      0      12,500     $     0
 Chief Financial Officer                        1995     $136,530     $      0      12,500     $     0
                                                1994     $138,100     $      0      12,500     $     0
Gregory M. Davall ...........................   1996     $125,000     $      0      86,713     $ 9,582(6)
 Vice President of Manufacturing  and           1995     $125,000     $      0      86,713     $ 1,140(6)
 Director                                       1994     $108,942     $ 25,000      86,713     $   124(6)


- ---------
(1) Amounts shown indicate cash compensation earned and received by executive officers; no amounts were earned but deferred at the election of those officers. Executive officers participate in Company group life and health insurance. In Fiscal Years 1994-1996, the Company made no awards of Restricted Stock.

(2) Until June 30, 1993, Mr. Caulfield, Ms. Beresford and Mr. Vaicunas participated in an executive compensation program which provided them with an aggregate bonus equal to 5% of the Company's pre-tax profit for the first $1,000,000 in pre-tax profits in any fiscal year and 10% of pre-tax profits in excess of $1,000,000 in any fiscal year with the exception that the bonus would not exceed $500,000 in the aggregate in any fiscal year. The pre-tax profit is determined by the Company's independent accounting firm in accordance with generally accepted accounting principles applied on a consistent basis. Effective July 1, 1993, Mr. Caulfield, Ms. Beresford, Mr. Vaicunas and Mr. Davall participate in an executive compensation program that provides them with an aggregate bonus equal to

                                     9



     six percent of the Company's pre-tax profit for the first $1,000,000 in pre-tax profits in any fiscal year, and 12% of pre-tax profits in excess of $1,000,000 in any fiscal year except that in the discretion of the Board of Directors the bonus will not exceed $750,000 in the aggregate in any fiscal year beginning with Fiscal 1995. Except for a bonus of $25,000 paid in Mr. Davall under compensation program, described below, no bonuses were paid for Fiscal Years 1994-1996 under the new program. In addition, until June 30, 1993, Mr. Vaicunas was entitled to receive a bonus of up to $50,000 per fiscal year if the Company attained revenue and gross margins meeting stated Company goals, and Mr. Davall was entitled to receive a bonus of up to $50,000 per fiscal year if the Company's manufacturing operations met certain performance goals. Effective July 1, 1993, the individual bonuses to Messrs. Vaicunas and Davall were eliminated. See "EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS."

(3) Effective December 15, 1993, the Company pays approximately $335 and $990 per month, respectively, for two (2) personal term life insurance policies for Mr. Caulfield and $700 per month for a disability policy effective February 7, 1994. The Company also made monthly automobile and insurance payments of approximately $980 and $930 for Fiscal 1996 and 1995, respectively, for an automobile for Mr. Caulfield. Excludes eight (8) weeks of prior years' vacation pay. Pursuant to Mr. Caulfield's employment agreement, he can elect to carry forward this vacation time or receive a cash payment therefor.

(4) Effective December 15, 1993, the Company pays approximately $80 per month for a personal term life insurance policy for Ms. Beresford and approximately $190 per month in Fiscal 1996 and $180 per month for a disability policy that became effective February 7, 1994. Effective November 1, 1995, the Company also makes automobile and insurance payments of approximately $790 for an automobile for Ms. Beresford. The amount includes $7,616 of unused vacation pay that was paid in Fiscal 1996.

(5) Effective February 7, 1994, the Company pays approximately $65 per month for a disability policy for Mr. Vaicunas. Excludes automobile and insurance payments of approximately $760 per month for an automobile for Mr. Vaicunas' use. Mr. Vaicunas reimburses the Company for any personal use of the automobile.

(6) Effective December 15, 1993, the Company pays approximately $50 per month for a personal term life insurance policy for Mr. Davall and $45 per month for a disability policy effective February 7, 1994. Effective November 1, 1995, the Company also makes monthly automobile and insurance payments of approximately $790 for an automobile for Mr. Davall. The amount includes $5,288 of unused vacation pay that was paid in Fiscal 1996.


              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                         AND FY-END OPTION VALUES

       (A)                   (B)           (C)            (D)              (E)
- ------------------      ------------      -----           ----             ----
                                                       NUMBER OF
                                                      SECURITIES         VALUE OF
                                                      UNDERLYING       UNEXERCISED
                                                      UNEXERCISED      IN-THE-MONEY
                                                        OPTIONS          OPTIONS
                                          VALUE        AT FY-END       EXERCISABLE/
                       SHARES ACQUIRED   REALIZED    EXERCISABLE/     UNEXERCISABLE
   NAME                   ON EXERCISE       ($)      UNEXERCISABLE       ($)(1)
- --------               ---------------   --------    -------------    ---------
Dennis N. Caulfield ...        0             0       132,615/132,615      0/0
C. Jill Beresford .....        0             0         81,612/81,612      0/0
Alex F. Vaicunas ......        0             0         73,356/43,357      0/0
James F. Koehlinger ...        0             0              12,500/0      0/0
Gregory M. Davall .....        0             0         55,356/43,357      0/0



(1) In-the-Money options are those options for which the fair market value of the underlying Common Stock is greater than the exercise price of the option. On February 24, 1996, the last day of Fiscal 1996, the fair market value of the Company's Common Stock underlying the options (as determined by the last sale price quoted on NASDAQ/NMS) was $2.00. Since the exercise price of all of the options reflected in this table is greater than $2.00, the options held by these individuals are not In-the-Money and are therefore not included in this calculation.


                                 10



COMPENSATION OF DIRECTORS

    Messrs. Laux and Hughes are paid $1,875 each per calendar quarter for their services as directors of the Company. No other directors receive any compensation from the Company for services as directors. In June 1992 and March 1996, David N. Laux and Ivan J. Hughes each received options to purchase 7,500 shares of Common Stock at a purchase price of $6.25 and $2.38 per share through June 9, 2002 and March 24, 2006, respectively.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

    The Company has entered into employment, non-competition, and confidentiality agreements with each of Mr. Caulfield, Ms. Beresford, Mr.
Vaicunas and Mr. Davall. Base salaries for Mr. Caulfield, Ms. Beresford, Mr. Vaicunas and Mr. Davall are $320,000, $180,000, $125,000 and $125,000 per annum, respectively, subject to periodic review by the Board of Directors. Each of these agreements expires on June 30, 1998. These agreements provide for severance payments of 24 months' base salary in the event employment is terminated without cause and prohibit the individual from competing with the Company for a period of 24 months following termination of employment with the Company. In the event of a change in control of the Company, the individuals have the option to terminate their respective employment and to receive additional severance compensation subject to the provisions of their employment agreements. The Company is the owner and the beneficiary of key-person life insurance on Mr. Caulfield and Ms. Beresford, in the amount of at least $1,000,000 per individual. Mr. Koehlinger is paid on a per-diem basis at a rate of $600 and he participates in health benefits that are generally available to the Company's employees. The Company has also entered into non-competition and confidentiality agreements with Mr. Koehlinger and certain other employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Board of Directors established a Compensation Committee on December 31, 1992. Members of the Compensation Committee are David N. Laux and Ivan J. Hughes, the two outside directors of the Company. None of the executive officers of the Company has served on the Board of Directors of any other entity that has had any of such entity's officers serve either on the Company's Board of Directors or Compensation Committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    On October 15, 1992, the Securities and Exchange Commission adopted substantial amendments to its disclosure rules relating to executive compensation. To adequately address and comply with these rules, the Board of Directors established a Compensation Committee (the "Committee") on December 31, 1992. The Committee is composed of the two outside Directors, David N. Laux and Ivan J. Hughes. The Committee is responsible for setting and administering the policies which govern annual compensation for the Company's executives. Following review and approval by the Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval.

    This report is not incorporated by reference in prior Securities Act of 1933 and Securities Exchange Act of 1934 filings made by the Company that might have incorporated future filings in their entirety, except to the extent that the Company specifically incorporates this information by reference, and should not be otherwise deemed filed under such Acts.

    The Committee believes that the primary objectives of the Company's compensation policies are to attract and retain a management team that can effectively implement and execute the Company's strategic business plan. These compensation policies include (i) an overall management compensation program that is competitive with management compensation programs at companies of similar size; (ii) short-term bonus incentives for management to meet the Company's net income performance goals; and (iii) long-term incentive compensation in the form of stock options and other long-term equity compensation which will encourage management to continue to focus on shareholder return.

                                   11



    The Committee's goal is to use compensation policies to closely align the interests of the Company with the interests of shareholders so that the Company's management has incentives to achieve short-term performance goals while building long-term value for the Company's shareholders. The Committee will review its compensation policies from time to time in order to determine the reasonableness of the Company's compensation programs and to take into account factors which are unique to the Company.

    As discussed in our last report, the Company entered into new employment agreements with Dennis N. Caulfield, C. Jill Beresford, Alex Vaicunas, and Gregory Davall in July 1993. These agreements expire on June 30, 1998, and provide for termination for cause as well as termination without cause and limit competition if the officer's employment is terminated. James F. Koehlinger, the Company's Chief Financial Officer, works for the Company on a per diem basis without any employment contract.

    Base Salaries. Mr. Caulfield's base salary has remained at $320,000 per annum. Ms. Beresford's base salary also has remained $180,000 per annum. Mr. Vaicunas' and Mr. Davall's base salaries remain at $125,000 per annum. The Compensation Committee believes that these salaries reflect base salaries paid to senior officers of other companies of similar size.

    Bonus Plan. To further incentivize management to continue to improve operating results, in October 1993, the Committee expanded the Bonus Plan. As discussed in our last report, this Bonus Plan awards Messrs. Caulfield, Vaicunas, and Davall and Ms. Beresford a bonus based on a percentage of pre-tax profits, shared in a pool among them, with a bonus pool equal to six percent (6%) of the first $1,000,000 in pre-tax profits and an additional twelve percent (12%) of all pre-tax profits in excess of $1,000,000. This Bonus Plan has a cap of $750,000 for Fiscal 1996 and fiscal year ending February 28, 1997. The Bonus Plan currently provides for sharing of the pool as follows: CEO -- 40.2%;
President -- 25%; Vice President of Sales -- 17.4%; and Vice President of Manufacturing -- 17.4%.

    Compensation for Chief Executive Officer. Mr. Caulfield's compensation was based upon careful analysis of other comparable public companies' Chief Executive Officers' compensation and Mr. Caulfield's efforts and success in the following areas: Establishing strategic goals and objectives for the long-term growth of the Company; raising equity and debt capital needed to allow the Company to erase its working capital and shareholders' equity deficits and adequately capitalizing the Company to move forward; improving the Company's operating results; and establishing critical strategic partnerships with vendors and distribution channels.

                                            Compensation Committee Members

                                            DAVID N. LAUX
                                            IVAN J. HUGHES

                                            Dated: July 26, 1996


                                    12





                             PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on January 3, 1991 (the day the Company's Common Stock began trading separately on The National Association of Securities Dealers Automated Quotation System ("NASDAQ")), and plotted at the end of Fiscal Years 1992, 1993, 1994, 1995 and 1996, in each of the Company's Common Stock, the NASDAQ Market Index of companies, and Media General Industry Group 386 -- Plastic Packaging Materials, which consists of other companies in the plastic packaging materials industry.



              [Graph illustrating plot points inserted here]





                                            01/03/91   02/28/92   02/26/93   02/25/94   02/25/95   02/24/96
                                            --------   --------   --------   --------   --------  --------
BPI Packaging Technologies, Inc. .......     $100.00    $340.00    $270.00    $210.00    $165.00   $ 72.73
NASDAQ Market Index ....................     $100.00    $130.05    $130.26    $165.97    $158.46   $185.93
Plastic Packaging Materials Group ......     $100.00    $194.84    $177.24    $207.90    $199.56   $208.71


                                      13



                        PRICE RANGE OF COMMON STOCK

    The Company's Common Stock has been traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ/NMS") since October 12, 1992. Prior to October 12, 1992, the Company's Common Stock was traded on the over-the-counter market through the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). In addition, the Company's Class B Redeemable Common Stock Purchase Warrants trade on NASDAQ/NMS while the Series A Preferred Stock trades on NASDAQ.

    As of July 26, 1996, the Company had 242 holders of record of its Common Stock and 43 stockholders of record for its Series A Preferred Stock. Management believes that there are approximately 4,500 to 5,000 beneficial owners of the Company's Common Stock and Series A Preferred Stock.

    For the fiscal quarters reported below, the following table sets forth the range of high and low sale quotations for the Common Stock as reported by NASDAQ and NASDAQ/NMS. Such quotations represent interdealer quotations without adjustment for retail markups, markdowns or commissions and may not represent actual transactions.

                                     HIGH SALE   LOW SALE
                                     ---------   --------
COMMON STOCK
  Fiscal Year 1995
   First Quarter ...............      $ 6.125     $  4.625
   Second Quarter ..............      $ 5.125     $  3.50
   Third Quarter ...............      $ 4.875     $  3.875
   Fourth Quarter ..............      $ 4.5625    $  2.563

 Fiscal Year 1996
   First Quarter ...............      $ 4.875     $  3.50
   Second Quarter ..............      $  4.00     $  2.875
   Third Quarter ...............      $  3.00     $  1.875
   Fourth Quarter ..............      $  2.50     $  1.25

Fiscal Year 1997
   First Quarter ...............      $  4.25     $  1.375
   Second Quarter
    (ending August 1, 1996) ....      $  3.625    $  1.797



                                 DIVIDENDS

    The Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of cash dividends on its Common Stock in the foreseeable future. It is expected that any earnings which may be generated from operations, after payment of dividends on the Company's Series A, B and C classes of Preferred Stock, will be used to finance the growth of the Company. Dividends on each of these classes of Preferred Stock are non-cumulative.

                              PROPOSAL NO. 2
         PROPOSAL TO APPROVE THE COMPANY'S 1996 STOCK OPTION PLAN,
        UNDER WHICH 1,000,000 SHARES OF THE COMPANY'S COMMON STOCK
                      HAVE BEEN RESERVED FOR ISSUANCE

THE PLAN

On August 20, 1996, the Board of Directors approved a 1996 Stock Option Plan (the "1996 Plan") that provides for the granting to employees, officers, directors, consultants and non-employees (other than non-employee directors) of the Company of options to purchase up to 1,000,000 shares of Common


                                   14


Stock. A copy of the plan is attached herein as Exhibit A. The 1996 Plan is being established in order to increase the number of shares held in reserve to be issued as options and to have a new plan which reflects changes in federal securities laws and regulations. No options are presently outstanding under the 1996 Plan. The Company may, in its discretion, cancel certain options outstanding under the Company's 1993 Stock Option Plan and reissue them under the 1996 Plan at current market value. Presently, the Company has granted options to purchase 677,880 shares under the Company's 1993 Stock Option Plan. Information concerning options granted to Beneficial Owners under the 1993 Stock Options Plan is disclosed in the Beneficial Ownership of Voting Securities section within Proposal 1. The Board of Directors believes that the extra shares reserved under the 1996 Plan may be needed in the future in order to attract, retain and motivate key employees.

    Options under the 1996 Plan may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of the Company (including directors who are employees), while non-qualified options may be issued to directors (whether or not employees), consultants, and any other non-employee of the Company.

    The 1996 Plan is administered by the Board of Directors, or by a committee established to administer the 1996 Plan. The duties of administration of the 1996 Plan involve determining those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option, and the option price.

    The per share exercise price of the Common Stock subject to incentive stock options granted pursuant to the 1996 Plan may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted. The 1996 Plan provides that the aggregate fair market value (determined as of the date the option is granted) of the Common Stock that first becomes exercisable by any employee in any one calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him or her, more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the 1996 Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of grant. Non-qualified stock options are not subject to the limitations of the preceding sentence.

    The term "fair market value" as used in this section, shall mean (1) if the Company stock is publicly traded at the time an option is granted under the 1996 Plan, (a) the average of the high and low prices of the stock on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, as determined as of the last business day for which the prices are available prior to the date the option is granted (the "determination date"); or (b) the last reported sale price on the determination date of the stock on the NASDAQ National Market List, if the stock is not then traded on a national securities exchange; or (c) the closing bid price (or average of bid prices) last quoted on the determination date by an established quotation service for over-the-counter securities, if the stock is not reported on the NASDAQ National Market List; and (2) if the stock is not publicly traded at the time an option is granted under the 1996 Plan, "fair market value" shall mean the fair value of the stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the stock in private transactions negotiated at arm's length.

    No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by him or her.

    If the option holder shall cease to be an employee of the Company for any reason other than death, the options shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board of Directors may provide in the instrument evidencing any option that the Board of Directors may in its absolute discretion, upon any such cessation of employment determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such option; and (ii) unless the


                                 15


Board of Directors shall otherwise provide in the instrument evidencing any option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the option; or (B) where such cessation of employment is on account of permanent and total disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date.

    Should an option holder die while in possession of the legal right to exercise an option or options under the 1996 Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any options theretofore granted, may, unless otherwise provided by the Board of Directors in any instrument evidencing any option, exercise such options at any time prior to one year from the date of death; provided, that such option or options shall expire in all events no later than the last day of the original term of such option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the option holder ceased to be an employee, whether by death or otherwise, unless the Board of Directors provides in the instrument evidencing such option, that, in the discretion of the Board of Directors, additional shares covered by such option may become subject to purchase immediately upon the death of the option holder.

    Options under the 1996 Plan must be granted within ten (10) years from the effective date of the 1996 Plan. The incentive stock options granted under the 1996 Plan cannot be exercised more than ten (10) years from the date of grant.

    All options granted under the 1996 Plan provide for the payment of the exercise price in cash, promissory note, or by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of his stock options with no additional investment other than his or her original shares.

    Any unexercised options that expire or that terminate upon an employee's ceasing to be employed with the Company become available once again for issuance under the 1996 Plan.

                      FEDERAL INCOME TAX CONSEQUENCES

    No tax obligation will arise for the optionee or the Company upon the granting of incentive stock options or non-qualified stock options under the 1996 Plan. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction (as a compensation expense) in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the stock generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The taxable event arising from exercise of non-qualified stock options by officers of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted unless the optionee elects, within thirty (30) days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period and the capital gain holding period will not begin to run until the completion of such period.

    Upon the exercise of an incentive stock option, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the shares of stock received upon the exercise of the option. If the optionee does not dispose of the option shares within two (2) years from the date the option was granted and within one (1) year after the exercise of the option, and the option is exercised no later than three (3) months after the termination of the optionee's employment (unless the Board of Directors has provided in the instrument evidencing the option that a shorter time period applies), the gain on the sale will be treated as long term capital gain. Subject to the limitations in the

                                 16


1996 Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by the Company. The Company is not entitled to any tax deduction, except that if the stock is not held for the full term of the holding period outlined above, the gain on the sale of such stock, being the lesser of (i) the fair market value of the stock on the date of exercise minus the option price, or (ii) the amount realized on disposition minus the option price, will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of the stock prior to the expiration of the full term of the holding period outlined above, generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" upon exercise of an incentive stock option constitutes a tax preference item within the computation of the "alternative minimum tax" under the Code. The tax benefits which might otherwise accrue to an option may be affected by the imposition of the alternative minimum tax if applicable to the optionee's individual circumstances.

                              PROPOSAL NO. 3

            ACCOUNTING MATTERS AND RATIFICATION OF ACCOUNTANTS

    The persons named in the enclosed proxy will vote to ratify the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending February 28, 1997 unless otherwise directed by the stockholders. A representative of Price Waterhouse LLP is expected to be present at the meeting, and will have the opportunity to make a statement and answer questions from stockholders.

                             VOTING AT MEETING

    The Board of Directors has fixed July 26, 1996, as the record date for the determination of stockholders entitled to vote at the meeting. At the close of business on that date, there were outstanding and entitled to vote 13,445,359 shares of Common Stock and 372,146 shares of Series A Preferred Stock.

                          SOLICITATION OF PROXIES

    The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

                            REVOCATION OF PROXY

    Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                           STOCKHOLDER PROPOSALS

    In order to be included in proxy material for the 1997 Annual Meeting, tentatively scheduled to be held on September 13, 1997, stockholders' proposed resolutions must be received by the Company on or before October 17, 1996. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

                                   17



                        ANNUAL REPORT ON FORM 10-K

    THE COMPANY IS PROVIDING TO EACH STOCKHOLDER, SIMULTANEOUSLY WITH THE MAILING OF THIS PROXY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS FOR THE COMPANY'S MOST RECENT FISCAL YEAR ENDED FEBRUARY 24, 1996.

                             MISCELLANEOUS

    The management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                            By Order of the Board of
                                            Directors

                                            NEIL H. ARONSON
                                            Assistant Secretary

Dighton, Massachusetts
August 20, 1996




    MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.



                                                                       EXHIBIT A



                        BPI PACKAGING TECHNOLOGIES, INC.

                             1996 STOCK OPTION PLAN


                                    ARTICLE I

                               PURPOSE OF THE PLAN

         The purpose of this Plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of BPI PACKAGING TECHNOLOGIES, INC. and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation. Any employee, consultant or advisor designated to participate in the Plan is referred to as a "Participant."



                                   ARTICLE II

                                  DEFINITIONS

         2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

         2.2 "Award" means an Option granted under Article V.

         2.3 "Board" means the Board of Directors of the Corporation or, if one or more has been appointed, a Committee of the Board of Directors of the Corporation.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "Committee" means a Committee of not less than two members of the Board appointed by the Board to administer the Plan.

         2.6 "Corporation" means BPI PACKAGING TECHNOLOGIES, INC., a Delaware corporation, or its successor.

         2.7 "Employee" means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after August 16, 1996.

         2.8 "Incentive Stock Option" ("ISO") means an option which qualifies as an incentive stock option as defined in Section 422 of the Code, as amended.

         2.9 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

         2.10 "Option" means an Incentive Stock Option or Non-Qualified Option granted by the Board under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish. Except as otherwise expressly provided with respect to an Option grant, no Option granted pursuant to the Plan shall be an Incentive Stock Option.

         2.11 "Participant" means a person selected by the Committee to receive an award under the Plan.

         2.12 "Plan" means this 1996 Stock Option Plan.

         2.13 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         2.14 "Restricted Period" means the period of time selected by the Committee during which an award may be forfeited by the person.

         2.15 "Stock" means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article IX.



                                   ARTICLE III


                           ADMINISTRATION OF THE PLAN

         3.1 Administration by Board. This Plan shall be administered by the Board of Directors of the Corporation. The Board may, from time to time, delegate any of its functions under this plan to one or more Committees. All references in this Plan to the Board shall also include the Committee or Committees, if one or more have been appointed by the Board. From time to time the Board may increase the size of the Committee or committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee or committees and thereafter directly administer the Plan. No member of the Board or a committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

         If a Committee is appointed by the Board, a majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of Committee members. On or after registration of the Stock under the Securities Exchange Act of 1934, the Board shall delegate the power to select directors and officers to receive Awards under the Plan, and the timing, pricing and amount of such Awards to a Committee, all members of which shall be "disinterested persons" within the meaning of Rule 16b-3 under that Act.

         3.2 Powers. The Board of Directors and/or any committee appointed by the Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation.
This authority includes, but is not limited to:

         (a)      The power to grant Awards conditionally or unconditionally,

         (b) The power to prescribe the form or forms of any instruments evidencing Awards granted under this Plan,

         (c)      The power to interpret the Plan,

         (d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

         (e) The power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish,

         (f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

         (g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

         3.3 Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Board shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in Article V; (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non- qualified Option; and (f) to waive compliance by a Participant with any obligation to be performed by him under an Option, to waive any condition or provision of an Option, and to amend or cancel any Option (and if an Option is cancelled, to grant a new Option on such terms as the Board may specify), except that the Board may not take any action with respect to an outstanding option that would adversely affect the rights of the Participant under such Option without such Participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Article XI.

         In no event may the Company grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock (determined at the time the options are granted) exceeds $100,000 (under all stock option plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such pursuant to Section 422(d)(1) of the Code.

                                   ARTICLE IV

                                   ELIGIBILITY

         4.1 Eligible Employees. All Employees (including Directors who are Employees) are eligible to be granted Incentive Stock Option and Non-Qualified Option Awards under this Plan.

         4.2 Consultants, Directors and other Non-Employees. Any Consultant, Director (whether or not an Employee) and any other Non-Employee is eligible to be granted Non-Qualified Option Awards under the Plan, provided the person has not irrevocably elected to be ineligible to participate in the Plan.

         4.3 Relevant Factors. In selecting individual Employees, Consultants, Directors and other Non-Employees to whom Awards shall be granted, the Board shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has been granted an Award may be granted one or more additional Awards, if the Board so determines. The granting of an Award to any individual shall neither entitle that individual to, nor disqualify him from, participation in any other grant of Awards.


                                    ARTICLE V

                               STOCK OPTION AWARDS

         5.1 Number of Shares. Subject to the provisions of Article IX of this Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed 1,000,000 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

         Stock issuable upon exercise of an option granted under the Plan may be
subject  to  such   restrictions  on  transfer,   repurchase   rights  or  other
restrictions as shall be determined by the Board of Directors.

         5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

         5.3 Term of Options. The full term of each Option granted hereunder shall be for such period as the Board shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4. Notwithstanding the foregoing, the term of options intended to qualify as "Incentive Stock Options" shall not exceed five (5) years from the date of granting hereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

         5.4 Option Price. The Option price shall be determined by the Board at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that no Incentive Stock Option shall be granted hereunder to any Employee if at the time of grant the Employee, directly or indirectly, owns Stock possessing more than 10% of the combined voting power of all classes of stock of the

Corporation and its Affiliated Corporations unless the Incentive Stock Option price equals not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted.

         5.5 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

         5.6 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

         5.7 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI

                               EXERCISE OF OPTION

         6.1 Exercise. Each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise of any option, provided that, the Board shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code.

         6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in shares of the
Corporation's stock valued at Fair Market Value as defined in Section 5.5 hereof, or by any such other lawful consideration as the Board may determine. Until such person has been issued a certificate or certificates for the shares so purchased and has fully paid the purchase price for such shares, he or she shall possess no rights of a record holder with respect to any of such shares. In the event that the Corporation elects to receive payment for such shares by means of a promissory note, such note, if issued to an officer, director or holder of 5% or more of the Company's outstanding Common

Stock, shall provide for payment of interest at a rate no less than the interest rate then payable by the Company to its principal commercial lender, or if the Company has no loan outstanding to a commercial lender, then the interest rate payable shall equal the prevailing prime rate of interest then charged by commercial banks headquartered in Massachusetts (as determined by the Board of Directors in its reasonable discretion) plus two percent.

         6.3 Option Unaffected by Change in Duties. No Incentive Stock Option (and, unless otherwise determined by the Board of Directors, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation) shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.

         If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board may provide in the instrument evidencing any Option that the Board may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Board shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         In the case of a Participant who is not an employee, provisions relating to the exercisability of an Option following termination of service shall be specified in the award. If not so specified, all Options held by such Participant shall terminate on termination of service to the Corporation.

         6.4 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing any Option, exercise such Options at any time prior to one year from the date of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Board provides in the instrument evidencing such Option that, in the discretion of the Board, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.

                                   ARTICLE VII

                          REPORTING PERSON LIMITATIONS

         To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, at least six months must elapse from the date of acquisition of an Option by a Reporting Person to the date of disposition of such Option (other than upon exercise) or its underlying Common Stock.


                                  ARTICLE VIII

                         TERMS AND CONDITIONS OF OPTIONS

         Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

                                   ARTICLE IX

                                  BENEFIT PLANS

         Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated
Corporation, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Participant any right to continue as an employee of, or consultant or advisor to, the Company or an Affiliated Corporation or affect the right of the Corporation or any Affiliated Corporation to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profits granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Corporation to the Participant by contract or otherwise.


                                    ARTICLE X

                AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination. The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the Corporation:

         (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to Article V;

         (b)   The maximum term of Options granted;

         (c)   The minimum price at which Options may be granted;

         (d)   The term of the Plan; and

         (e)   The requirements as to eligibility for participation in the Plan.

         Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.


                                   ARTICLE XI

                          CHANGES IN CAPITAL STRUCTURE

         The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of Stock dividends, Stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section
5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

         Notwithstanding  the foregoing,  any adjustments  made pursuant to this
Article XI with respect to Incentive Stock Options shall be made only after the Board, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Board determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

         In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as the Board shall determine.

         Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

         No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.


                                   ARTICLE XII

                       EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan shall become effective on August 16, 1996. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

                                  ARTICLE XIII

                      CONVERSION OF ISOS INTO NON-QUALIFIED

                          OPTIONS; TERMINATION OF ISOS

         The Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options, that have not been exercised on the date of conversion, into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Board or the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or the Committee takes appropriate action. The Board, with the optionee's consent, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.


                                   ARTICLE XIV

                              APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                                   ARTICLE XV

                             GOVERNMENTAL REGULATION

         The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.


                                   ARTICLE XVI

                     WITHHOLDING OF ADDITIONAL INCOME TAXES

         Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVI) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.


                                  ARTICLE XVII

                 NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

         Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option or (b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

                                  ARTICLE XVIII

                           GOVERNING LAW; CONSTRUCTION

         The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts (without regard to the conflict of law principles thereof). In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                        BPI PACKAGING TECHNOLOGIES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED hereby appoints Dennis N. Caulfield and C. Jill Beresford as Proxies with full power of substitution to each to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of BPI PACKAGING TECHNOLOGIES, INC. to be held at The Holiday Inn, 700 Myles Standish Boulevard, Taunton, Ma. on Tuesday, September 17, 1996, at 10:00 a.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of Common Stock and/or Series A Convertible Preferred Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Dennis N. Caulfield and C. Jill Beresford to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:


         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2 AND 3.


                                                            [SEE REVERSE SIDE]


                         (TO BE SIGNED ON REVERSE SIDE)




A [X] Please mark your
      votes as in this
      example.

1.Election of    FOR      WITHHELD   Nominee:   Class III
  Class III     [   ]       [   ]               Ronald V. Caulfield
  Directors.                                    Gregory M. Davall



                                                   For    Against    Abstain
2. Proposal to approve the Company's 1996 Stock
   Option Plan under which 1,000,000 shares of    [   ]    [   ]      [   ]
   Common Stock have been reserved for issuance.

                                                   For    Against    Abstain
3. Proposal to ratify and approve the selection
   of Price Waterhouse  LLP as the independent    [   ]    [   ]      [   ]
   accountants of the Company for the fiscal year ending February 28, 1997.


MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.


4. In their discretion, to transact such other matters as may properly come before the meeting or any adjournment or adjournments thereof.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.





SIGNATURE(S)                                         Date
             ---------------------------------             ----------------


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.